This is filed pursuant to Rule 497(e).
File Nos. 333-112207 and 811-21497.

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                                              ALLIANCEBERNSTEIN CORPORATE SHARES
                                      -AllianceBernstein Corporate Income Shares
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Supplement dated February 6, 2008 to the Prospectus dated August 31, 2007 of
AllianceBernstein Corporate Shares offering shares of AllianceBernstein
Corporate Income Shares.

                                    * * * * *

AllianceBernstein Corporate Shares - AllianceBernstein Corporate Income Shares

The following information supplements certain information in the Prospectus under the heading "Management of the Fund - Fund Managers."

The Fund is managed by the Corporate Income Shares Investment Team. Andrew M. Aran is no longer a member of the team. Shawn E. Keegan, John J. Kelley, Jeffrey
S. Phlegar and Lawrence J. Shaw are the team members with the most significant responsibility for the day-to-day management of the Fund.

                                    * * * * *

This Supplement should be read in conjunction with the Prospectus for the Fund.

You should retain this Supplement with your Prospectus for future reference.

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AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


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